Execution Version
$450,000,000
OASIS MIDSTREAM PARTNERS LP
OMP FINANCE CORP.

8.000% Senior Notes due 2029
Purchase Agreement
March 26, 2021
Citigroup Global Markets Inc.,
as Representative of the
several Initial Purchasers listed
in Schedule 1 hereto
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Ladies and Gentlemen:
Oasis Midstream Partners LP, a Delaware limited partnership (the “Partnership”), and OMP Finance Corp., a Delaware corporation (“Finance Corp.” and, together with the Partnership, the “Issuers”), propose to issue and sell to the several initial purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representative”), $450,000,000 principal amount of their 8.000% Senior Notes due 2029 (the “Securities”). The Securities will be issued pursuant to an Indenture to be dated as of March 30, 2021 (the “Indenture”), among the Issuers, the guarantors listed in Schedule 2 hereto (the “Guarantors”) and Regions Bank, as trustee (the “Trustee”). The Securities will be guaranteed on an unsecured senior basis pursuant to guarantees (the “Guarantees”) by each of the Guarantors as set forth in the Indenture.
OMP GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), is an indirect wholly owned subsidiary of Oasis Petroleum Inc. (“Oasis Petroleum”). The Issuers and the Guarantors are collectively referred to as the “Oasis Midstream Entities.”
The Securities will be sold to the Initial Purchasers in a transaction not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. The Issuers and the Guarantors have prepared a preliminary offering memorandum dated March 22, 2021 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Issuers and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Issuers to the Initial Purchasers pursuant to the terms of this purchase agreement (this “Agreement”). The Issuers hereby confirm that they have authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Preliminary Offering Memorandum. References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include any document incorporated by reference therein.
At or prior to 11:30 a.m. (Eastern Standard Time) on the date hereof, which is before the time when sales of the Securities were first made (the “Time of Sale”), the following information shall have been prepared (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum, as supplemented and amended by the written communications listed on Annex A hereto.
The Issuers and the Guarantors hereby confirm their agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:
1.    Purchase and Resale of the Securities. (a) On the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, the Issuers agree to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Issuers, the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to 98.25% of the principal amount thereof plus accrued interest, if any, from March 30, 2021 to the Closing Date. The Issuers will not be obligated to deliver any of the Securities, except upon payment for all the Securities to be purchased as provided herein.
(b)    The Issuers understand that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:
(i)    it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) under the Securities Act;
(ii)    it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act (“Regulation D”) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act; and
(iii)    it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:
(A)    within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or
(B)    in accordance with the restrictions set forth in Annex C hereto.
(c)    Each Initial Purchaser acknowledges and agrees that the Issuers and, for purposes of the “no registration” opinions to be delivered to the Initial Purchasers pursuant to Sections 6(f) and 6(g), Vinson & Elkins L.L.P. as counsel for the Issuers, and Simpson Thacher & Bartlett LLP, as counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex C hereto), and each Initial Purchaser hereby consents to such reliance.
(d)    The Issuers acknowledge and agree that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.
(e)    The Issuers and the Guarantors acknowledge and agree that each of the Initial Purchasers is acting solely in the capacity of an arm’s length contractual counterparty to the Issuers and the Guarantors with respect to the offering of Securities and the Guarantees contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or fiduciary to, or an agent of, the Issuers, the Guarantors or any other person. Additionally, neither the Representative nor any other Initial Purchaser is advising the Issuers, the Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Issuers and the Guarantors shall consult with their own respective advisors concerning such matters and shall be responsible for making their own respective independent investigation and appraisal of the transactions contemplated hereby, and neither the Representative nor any other Initial Purchaser shall have any responsibility or liability to the Issuers or the Guarantors with respect thereto. Any review by the Representative (whether acting on behalf of the Initial Purchasers or itself) or any other Initial Purchaser of the Issuers, the Guarantors, and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representative or such Initial Purchaser, as the case may be, and shall not be on behalf of the Issuers or the Guarantors.
2.    Payment and Delivery.
(a)    Payment for and delivery of the Securities will be made at the offices of Vinson & Elkins L.L.P. at 10:00 a.m., Eastern time, on March 30, 2021, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Partnership may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date.”
(b)    Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Partnership to the Representative against delivery to the nominee of The Depository Trust Company (“DTC”), for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the

“Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Partnership. The Global Note will be made available for inspection by the Representative not later than 1:00 p.m., New York City time, on the business day prior to the Closing Date.
3.    Representations and Warranties of the Issuers and the Guarantors. The Issuers and the Guarantors jointly and severally represent and warrant to each Initial Purchaser that:
(a)    Preliminary Offering Memorandum, Time of Sale Information and Offering Memorandum. The Preliminary Offering Memorandum, as of its date, did not, the Time of Sale Information, at the Time of Sale, did not, and at the Closing Date, will not, and the Offering Memorandum, in the form first used by the Initial Purchasers to confirm sales of the Securities and as of the Closing Date, will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Issuers and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Partnership in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum.
(b)    Additional Written Communications. The Issuers and the Guarantors (including their agents and representatives, other than the Initial Purchasers in their capacity as such) have not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Issuers and the Guarantors or their agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Annex A hereto, including a term sheet substantially in the form of Annex B hereto, which constitute part of the Time of Sale Information, and (iv) any electronic road show or other written communications, in each case used in accordance with Section 4(c). Each such Issuer Written Communication, when taken together with the Time of Sale Information, did not, and at the Closing Date will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Issuers and the Guarantors make no representation and warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Partnership in writing by such Initial Purchaser through the Representative expressly for use in any Issuer Written Communication. Each Issuer Written Communication does not conflict with the Time of Sale Information or the Offering Memorandum.
(c)    Incorporated Documents. The documents incorporated by reference in each of the Time of Sale Information and the Offering Memorandum, when filed with the U.S. Securities and Exchange Commission (the “Commission”), conformed or will conform, as the case may be, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and, when filed, did not or will not, as applicable, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(d)    Financial Statements. The historical consolidated financial statements (including the related notes and supporting schedules, if any) of the Partnership and its consolidated subsidiaries included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum present fairly, in all material respects, the consolidated financial position of the Partnership and its subsidiaries as of the dates and for the periods specified; and all such financial statements have been prepared in accordance with the applicable accounting requirements of Regulation S-X under the Securities Act and in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved and the supporting schedules included or incorporated by reference in each of the Time of Sale Information and Offering Memorandum present fairly in all material respects the information stated therein. The summary historical consolidated data set forth or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum under the caption “Summary—Summary Historical and Pro Forma Financial Data,” is accurately presented in all material respects and prepared on a basis consistent with the historical financial statements from which it has been derived. All disclosures included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G under the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. Any other financial information included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum has been derived from the accounting records of the Partnership and its subsidiaries and presents fairly, in all material respects, the information shown thereby. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Time of Sale Information and the Offering Memorandum fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. The pro forma financial information and the related notes thereto included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum include assumptions that provide a reasonable basis for presenting the effects directly attributable to the Contributed Assets (as defined in the Offering Memorandum), the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial information. The pro forma financial information included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved, except as may be otherwise stated therein.
(e)    No Material Adverse Change. Except as set forth in each of the Time of Sale Information and the Offering Memorandum, since the date of the most recent financial statements of the Partnership included or incorporated by reference in each of the Time of Sale

Information and Offering Memorandum, there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations, capitalization or long-term debt of the Oasis Midstream Entities, taken as a whole.
(f)    Organization and Good Standing of the Partnership. The Partnership has been duly formed, is validly existing as a limited partnership, in good standing under the laws of the State of Delaware, has the limited partnership power and authority to own, lease, operate or hold its property and to conduct its business and to enter into and assume the liabilities and obligations assumed or to be assumed by it pursuant to the Transaction Documents (as defined below) to which it is a party, as described in each of the Time of Sale Information and Offering Memorandum, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or lease of property requires such qualification, except to the extent the failure to be so qualified or be in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial position, stockholders’ equity, results of operations, or prospects of the Partnership and its subsidiaries, taken as a whole, or on the performance by the Issuers and the Guarantors of their obligations under the Securities and the Guarantees (a “Material Adverse Effect”).
(g)    Organization and Good Standing of the Subsidiaries. The Partnership has no subsidiaries other than those identified on Schedule 3. Each subsidiary of the Partnership, including Finance Corp. and the Guarantors, has been duly incorporated, formed or organized, as applicable, is validly existing as an entity in good standing under the laws of the jurisdiction of its incorporation, formation or organization, as applicable (such jurisdictions listed on Schedule 3), has the corporate or other power and authority to own, lease, operate or hold its property and to conduct its business, and to enter into and assume the liabilities and obligations assumed or to be assumed by it pursuant to the Transaction Documents to which it is a party, as described in each of the Time of Sale Information and the Offering Memorandum, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or lease of property requires such qualification (such jurisdictions listed on Schedule 3), except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. The Partnership does not own, directly or indirectly, equity securities or other ownership interests of any entity other than its interests in such subsidiaries.
(h)    Power and Authority of General Partner. The General Partner, has, and on the Closing Date will have, all requisite power and authority to act as general partner of the Partnership in all material respects as described in the Time of Sale Information and the Offering Memorandum.
(i)    Ownership of the General Partner. As of the date of this Agreement, Oasis Petroleum indirectly owns approximately 91% of the issued and outstanding membership interests in the General Partner; such membership interest has been duly authorized and validly issued in accordance with the Amended and Restated Limited Liability Company Agreement of the General Partner, dated as of May 22, 2017 (the “General Partner Partnership Agreement”) and is fully paid (to the extent required under the General Partner Partnership Agreement) and nonassessable (except as such nonassessibility may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”)); and Oasis Petroleum indirectly owns such membership interest free and clear of all liens, encumbrances, security interests, pledges, mortgages or restrictions on transfer (“Liens”) except for restrictions on transferability that may be imposed by federal or state securities laws, contained in the General Partner Partnership Agreement or as described in the Time of Sale Information and the Offering Memorandum.
(j)    Ownership of General Partner Interest in the Partnership. The General Partner is, and after giving effect to the transactions contemplated by this Agreement will be, the sole general partner of the Partnership. As of the date of this Agreement, the General Partner owns all of the non-economic general partner interests in the Partnership (the “General Partner Interest”); such General Partner Interest has been, and on the Closing Date will be, duly authorized and validly issued in accordance with the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of September 29, 2017 (as amended, the “Partnership Agreement”); and the General Partner owns, and on the Closing Date will own, such General Partner Interest free and clear of all Liens except for restrictions on transferability that may be imposed by federal or state securities laws, contained in the General Partner Partnership Agreement or as described in the Time of Sale Information and the Offering Memorandum.
(k)    Capitalization. The table under the heading “Capitalization” in each of the Time of Sale Information and the Offering Memorandum sets forth as of the date of such table, (i) the actual capitalization of the Partnership and its subsidiaries on a consolidated basis and (ii) the as adjusted capitalization of the Partnership and its subsidiaries on a consolidated basis, after giving effect to the Acquisition (as defined in the Offering Memorandum) and the issuance of the Securities and the application of the net proceeds therefrom as described in each of the Time of Sale Information and the Offering Memorandum under the section entitled “Use of Proceeds.” The limited liability company agreements governing all limited liability company interests of each subsidiary of the Partnership have been validly executed and delivered, and all capital contributions required under such limited liability company agreements have been paid in full; and all of the limited liability company interests or outstanding capital stock, as applicable, of each subsidiary of the Partnership have been duly and validly authorized and issued, fully paid and are non-assessable, and are, or upon consummation of the Acquisition will be, owned directly or indirectly by the Partnership, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party, except as otherwise described in each of the Time of Sale Information and the Offering Memorandum, including liens under the Revolving Credit Agreement, dated as of September 25, 2017, by and among the OMP Operating LLC (“OMP Operating”), as borrower, Wells Fargo Bank, N.A., as Administrative Agent, and the lenders party thereto, as amended by the First Amendment to the Revolving Credit Agreement, dated as of August 27, 2018, as further amended by the Second Amendment to the Revolving Credit Agreement, dated as of May 6, 2019, as further amended by the Third Amendment to the Revolving Credit Agreement, dated as of August 16, 2019, and as further amended by the Fourth Amendment to the Revolving Credit Agreement, dated March 22, 2021 (as amended to the date hereof, the “Credit Agreement”).

(l)    Due Authorization. The Issuers and each of the Guarantors have full right, power and authority to execute and deliver this Agreement, the Securities, the Contribution and Subscription Agreement, among, inter alia, the Company and Oasis Petroleum, effective as of January 1, 2021 (the “Acquisition Agreement”), and the Indenture (including each Guarantee set forth therein) (collectively, the “Transaction Documents”), to the extent it is a party thereto, and to perform their respective obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby has been duly and validly taken.
(m)    The Indenture. The Indenture has been duly and validly authorized, executed and delivered in accordance with its terms by the Issuers, and the Indenture constitutes a valid and legally binding agreement of the Issuers enforceable against the Issuers in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium, fraudulent transfer or similar laws affecting the enforcement of creditors rights generally or by equitable principles (whether considered in a proceeding at law or in equity) relating to enforceability (collectively, the “Enforceability Exceptions”); the Indenture will constitute a valid and legally binding agreement of the Issuers and each of the Guarantors enforceable against the Issuers and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions.
(n)    The Securities and the Guarantees. The Securities have been duly authorized by the Issuers and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Issuers enforceable against the Issuers in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of and be in the form contemplated by the Indenture; and the Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of and be in the form contemplated by the Indenture.
(o)    Acquisition and Enforceability of the Acquisition Agreement. The Acquisition Agreement has been duly authorized and validly executed and delivered by the Partnership and its subsidiaries party thereto and (assuming the due authorization, execution and delivery thereof by the parties thereto other than the Partnership and its subsidiaries) is the legally valid and binding obligation of the Partnership and its subsidiaries party thereto, enforceable against the Partnership and such subsidiaries in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions and, as to rights of indemnification and contribution thereunder may be limited by federal or state law or by principles of public policy.
(p)    Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Issuers and each of the Guarantors.

(q)    Descriptions of the Transaction Documents. Each Transaction Document conforms or will conform in all material respects to the description thereof included in each of the Time of Sale Information and the Offering Memorandum.
(r)    No Violation or Default. None of the Oasis Midstream Entities is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Oasis Midstream Entities is a party or by which the Oasis Midstream Entities is bound or to which any of the property or assets of the Oasis Midstream Entities is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.
(s)    No Conflicts. The execution, delivery and performance by the Oasis Midstream Entities of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (and the Guarantees), and the compliance by the Oasis Midstream Entities with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Oasis Midstream Entities pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Oasis Midstream Entities is a party or by which the Oasis Midstream Entities is bound or to which any of the property or assets of the Oasis Midstream Entities is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of Oasis Midstream Entities or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except for any such conflict, breach, violation, default, lien, charge or encumbrance described in clauses (i) and (iii) above, which would not, individually or in the aggregate, have a Material Adverse Effect.
(t)    No Consents Required. No consent, approval, authorization, order, filing, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Oasis Midstream Entities of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (and the Guarantees) by the Oasis Midstream Entities, and compliance by the Oasis Midstream Entities with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders, filings and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers.
(u)    Legal Proceedings. There are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Oasis Midstream Entities is a party (or with respect to any of the foregoing in existence on the date hereof, to which the Partnership or any of its subsidiaries could reasonably be expected to become a party) or to which any property of the Oasis Midstream Entities is subject (or with respect to any of the foregoing in existence on the date hereof, to which any such property could reasonably be expected to become subject) other than (i) as accurately described in each of the Time of Sale Information and the Offering Memorandum and (ii) that, individually or in the aggregate, would not have a Material Adverse Effect; and, to the knowledge of the Oasis Midstream Entities, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or by others.
(v)    Independent Accountants. PricewaterhouseCoopers LLP, who have certified certain financial statements of the Partnership and its subsidiaries, are independent public accountants with respect to the Partnership and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by Regulation S-X.
(w)    Title to Real and Personal Property. Each of the Oasis Midstream Entities has (i) good and defensible title to all of its oil and gas properties (including oil and gas wells, producing leasehold interests and appurtenant personal property), title investigations having been carried out by the Oasis Midstream Entities consistent with the reasonable practice in the oil and gas industry in the areas in which the Oasis Midstream Entities operate and (ii) good and marketable title to all other real and personal property owned by the Oasis Midstream Entities, in each case, free and clear of all liens, encumbrances and defects except such as are described in each of the Time of Sale Information and the Offering Memorandum or such as do not materially affect the value of the properties of the Oasis Midstream Entities, considered as one enterprise, and do not interfere in any material respect with the use made and proposed to be made of such properties by the Oasis Midstream Entities, considered as one enterprise; and all of the leases and subleases under which the Oasis Midstream Entities holds or uses properties are in full force and effect, with such exceptions as would not reasonably be expected to have a Material Adverse Effect, and none of the Oasis Midstream Entities have any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Oasis Midstream Entities under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Oasis Midstream Entities to the continued possession or use of the leased or subleased premises. The working interests in oil, gas and mineral leases or mineral interests which constitute a portion of the real property held by the Oasis Midstream Entities reflect in all material respects the right of the Oasis Midstream Entities to explore, develop or receive production from such real property, and the care taken by the Oasis Midstream Entities with respect to acquiring or otherwise procuring such leases or mineral interests was generally consistent with standard industry practices in the areas in which the Oasis Midstream Entities operate for acquiring or procuring leases and interests therein to explore, develop or produce for hydrocarbons.
(x)    Rights-of-Way. Each of Oasis Midstream Entities has such consents, easements, rights-of-way or licenses from any person (“rights-of-way”) as are necessary to enable the Partnership and its subsidiaries to conduct their business in the manner described in each of the Time of Sale Information and the Offering Memorandum, subject to such qualifications as may be set forth in each of the Time of Sale Information and the Offering Memorandum, and except for such rights-of-way the lack of which would not have, individually or in the aggregate, a Material Adverse Effect.
(y)    Title to Intellectual Property. The Oasis Midstream Entities own or possess, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, except where the failure to so own or possess would not, individually or in the aggregate, have a Material Adverse Effect, and none of the Oasis Midstream Entities has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.
(z)    No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Oasis Midstream Entities or the General Partner, on the one hand, and the directors, officers, equityholders, customers or suppliers of the Oasis Midstream Entities or the General Partner, on the other, that is required by the Securities Act to be described in a registration statement that is not described or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum. There are no outstanding loans, extensions of credit or advances or guarantees of indebtedness by the Oasis Midstream Entities to or for the benefit of any of the officers or directors of the Oasis Midstream Entities or any of the members of the families of any of them.
(aa)    Investment Company Act. None of the Oasis Midstream Entities are, and after giving effect to the offering and sale of the Securities, the application of the proceeds thereof as described in each of the Time of Sale Information and the Offering Memorandum under the heading “Use of Proceeds,” none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).
(bb)    Taxes. All United States federal income tax returns of the Oasis Midstream Entities required by law to be filed have been filed through the date of this Agreement (taking into account timely filed extensions) and all taxes shown by such returns or material taxes otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided in accordance with GAAP. The Oasis Midstream Entities have filed all other tax returns that are required to have been filed through the date of this Agreement (taking into account timely filed extensions) pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not result in a Material Adverse Effect, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Oasis Midstream Entities, except (i) for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with GAAP, or (ii) insofar as the failure to pay would not result in a Material Adverse Effect.
(cc)    Licenses and Permits. Each of the Oasis Midstream Entities possesses all licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities necessary to own or lease their respective properties and to conduct their respective businesses, except where the failure to possess such licenses, certificates, authorizations or permits would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in each of the Time of Sale Information and the Offering Memorandum, none of the Oasis Midstream Entities has received any notice of proceedings relating to the revocation, nonrenewal or modification of any such license, certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.
(dd)    No Labor Disputes. No labor disturbance by or dispute with the employees of any Oasis Midstream Entity exists or, to the knowledge of the Issuers or any of the Guarantors, is threatened or imminent, except for any such disturbance or dispute that would not reasonably be expected to have a Material Adverse Effect; and none of the Issuers and the Guarantors are aware of any existing, threatened or imminent labor disturbance by or dispute with the employees of any of the Oasis Midstream Entities’ or any of the Oasis Midstream Entities’ subsidiaries’ principal suppliers, manufacturers, contractors or consultants, except as would not, individually or in the aggregate, have a Material Adverse Effect.
(ee)    Compliance With Environmental Laws. The Oasis Midstream Entities (i) are in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety (to the extent such health and safety relate to exposure to hazardous or toxic substances or wastes, pollutants or contaminants) and the environment or the generation, use, management or disposal of hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have timely applied for or received all permits, licenses or other approvals required of them under Environmental Laws to conduct their respective businesses as they are currently being conducted, and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive such required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect. There are no costs or liabilities arising under Environmental Laws with respect to the operations or properties of the Oasis Midstream Entities (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties pursuant to Environmental Laws, compliance with Environmental Laws, obtaining or renewing any permit, license or approval pursuant to Environmental Laws or any legal constraints on operating activities imposed pursuant to Environmental Laws, and any potential liabilities imposed under Environmental Laws on third parties that are assumed under contract by the Oasis Midstream Entities) that would, individually or in the aggregate, have a Material Adverse Effect.

(ff)    Compliance with ERISA. Except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Partnership or any member of its “Controlled Group” (defined as any trade or business (whether or not incorporated) that together with the Partnership is treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) or for which the Partnership or any member of its Controlled Group has or would have any actual or contingent liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to Title IV of ERISA or Sections 412 and 430 of the Code or Section 302 of ERISA, no failure to satisfy the minimum funding standard (within the meaning of Sections 412 and 430 of the Code or Section 302 of ERISA), whether or not waived, has occurred or is reasonably expected to occur; (iv) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur; and (vi) neither the Partnership nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than required contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation, in each case in the ordinary course and without default) in respect of any Plan (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA).
(gg)    Disclosure Controls. The Partnership and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-l 5(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Partnership in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Partnership’s management as appropriate to allow timely decisions regarding required disclosure. The Partnership and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13 a-15 of the Exchange Act.
(hh)    Accounting Controls. The Partnership and its subsidiaries maintain a system of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Partnership and its subsidiaries (A) make and keep books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of their assets and (B) maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in each of the Time of Sale Information and the Offering Memorandum, since the end of the Partnership’s most recent audited fiscal year, (1) the Partnership has no reason to believe that there has been any material weakness in the Partnership’s internal control over financial reporting (whether or not remediated) and (2) there has been no change in the Partnership’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Partnership’s internal control over financial reporting.
(ii)    Insurance. The Oasis Midstream Entities are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; no Oasis Midstream Entity has been refused any insurance coverage sought or applied for; and no Oasis Midstream Entity has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as described in each of the Time of Sale Information and Offering Memorandum.
(jj)    No Unlawful Payments. Neither any Oasis Midstream Entity nor any director, officer, or employee of any Oasis Midstream Entity nor, to the knowledge of the Issuers or any of the Guarantors, any agent, affiliate or other person associated with or acting on behalf of any Oasis Midstream Entity has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Oasis Midstream Entities have instituted, and maintain and enforce, policies and procedures reasonably designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.
(kk)    Compliance with Anti-Money Laundering Laws. The operations of the Oasis Midstream Entities are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Oasis Midstream Entities with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Issuers or any of the Guarantors, threatened.
(ll)    No Conflicts with Sanctions Law. Neither any Oasis Midstream Entity nor any directors, officers or employees, nor, to the knowledge of the Issuers or any of the Guarantors, any agent, or affiliate or other person associated with or acting on behalf of any Oasis Midstream Entity is currently the subject or the target of any sanctions administered or enforced by the U.S. Government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority to the extent it has jurisdiction over such Oasis Midstream Entity (collectively, “Sanctions”), nor is any Oasis Midstream Entity located, organized or resident in a country or territory that is the subject or the target of comprehensive Sanctions, including, without limitation, Cuba, Iran, North Korea, Syria and Crimea (each, a “Sanctioned Country”); and the Issuers will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate, in violation of applicable Sanctions, any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of Sanctions, (ii) to fund or facilitate, in violation of applicable Sanctions, any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as initial purchaser, advisor, investor or otherwise) of applicable Sanctions. For the past five years, the Oasis Midstream Entities have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions, in violation of applicable Sanctions, with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.
(mm)    Solvency. On and immediately after the Closing Date, each of the Issuers and each of the Guarantors (after giving effect to the issuance of the Securities (and the Guarantees) and the other transactions related thereto as described in each of the Time of Sale Information and the Offering Memorandum) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date and entity, that on such date (i) the present fair market value (or present fair saleable value) of the assets of such entity is not less than the total amount required to pay the liabilities of such entity on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) such entity is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities (and the Guarantees) as contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, such entity is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) such entity is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (v) such entity is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such entity is engaged; and (vi) such entity is not a defendant in any civil action that would result in a judgment that such entity is or would become unable to satisfy.
(nn)    No Restrictions on Subsidiaries. Except as described in the Time of Sale Information and the Offering Memorandum, no subsidiary of the Partnership is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Partnership, from making any other distribution on such subsidiary’s equity securities or similar ownerships interest, from repaying to the Partnership any loans or advances to such subsidiary from the Partnership or from transferring any of such subsidiary’s properties or assets to the Partnership or any other subsidiary of the Partnership.
(oo)    No Broker’s Fees. Neither the Partnership nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Partnership or any of its subsidiaries or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.
(pp)    Rule 144A Eligibility. On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted on an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, includes or will include all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.
(qq)    No Integration. Neither the Partnership nor any of its “affiliates” (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.
(rr)    No General Solicitation or Directed Selling Efforts. None of the Partnership or any of its “affiliates” (as defined in Rule 501 (b) of Regulation D) or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S. The sale of the Securities pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act.
(ss)    Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex C hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the offer and sale of the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).
(tt)    No Stabilization. None of the Oasis Midstream Entities has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.
(uu)    Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Issuers as described in each of the Time of Sale Information and the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors. Each of the Partnership and its subsidiaries does not own, and none of the proceeds from the offering of Securities contemplated hereby will be used directly or indirectly to purchase or carry, any “margin stock” (as defined in Regulation U of the Board of Governors of the Federal Reserve System).
(vv)    Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Time of Sale Information or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.
(ww)    Statistical and Market Data. Nothing has come to the attention of the Issuers or any Guarantor that has caused the Issuers or any Guarantor to believe that the statistical and market-related data included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.
(xx)    Sarbanes-Oxley Act. The Partnership is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes Oxley Act”) and the rules and regulations promulgated in connection therewith, including Section 402 thereof related to loans and Sections 302 and 906 thereof, related to certifications.
(yy)    Certain Statements and Agreements. The statements relating to legal matters, documents or proceedings included in each of the Time of Sale Information and the Offering Memorandum under the captions “Certain United States Federal Income Tax Considerations” and “Description of Notes” in each case are accurate in all material respects and fairly summarize such matters, documents or proceedings. All material contracts, agreements or other documents that are required to be filed with the SEC as exhibits pursuant to the Securities Act or the Exchange Act have been filed as required.
(zz)    Certain Transactions. Subsequent to the respective dates as of which information is given in each of the Time of Sale Information and the Offering Memorandum, (i) the Partnership and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (ii) other than net settlement or net withholding with respect to awards granted under the Partnership’s 2017 Long Term Incentive Plan, the Partnership has not purchased any of its outstanding capital stock or equity, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (iii) there has not been any material change in the capital stock or equity, short-term debt or long-term debt of the Partnership and its subsidiaries, except in each case as described in each of the Time of Sale Information and the Offering Memorandum, respectively.
(aaa)    Data Protection. Except as would not, individually or in the aggregate, have a Material Adverse Effect: (i) the Oasis Midstream Entities’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform as required in connection with the operation of the business of the Oasis Midstream Entities as currently conducted, free and clear of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants; (ii) the Oasis Midstream Entities have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same, nor any incidents under internal review or investigations relating to the same; and (iii) the Oasis Midstream Entities are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.
4.    Further Agreements of the Issuers and the Guarantors. The Issuers and each of the Guarantors jointly and severally covenant and agree with each Initial Purchaser that:
(a)    Delivery of Copies. The Partnership will deliver, without charge, to the Initial Purchasers as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request.
(b)    Offering Memorandum Amendments or Supplements. Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum, or filing with the Commission any document that will be incorporated by reference therein, the Partnership will furnish to the

Representative and counsel for the Initial Purchasers a copy thereof for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement or file any such document with the Commission to which the Representative reasonably objects.
(c)    Additional Written Communications. Before making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, the Partnership will furnish to the Representative and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representative reasonably objects.
(d)    Notice to the Representative. The Partnership will advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Time of Sale Information, Issuer Written Communication or the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Partnership of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Partnership will use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.
(e)    Time of Sale Information. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Time of Sale Information to comply with law, the Partnership will immediately notify the Initial Purchasers thereof and forthwith prepare, at the expense of the Partnership, and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to any of the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented (including such document to be incorporated by reference therein) will not, in the light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with law.

(f)    Ongoing Compliance of the Offering Memorandum. If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Partnership will immediately notify the Initial Purchasers thereof and forthwith prepare, at the expense of the Partnership, and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (including such document to be incorporated by reference therein) will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.
(g)    Blue Sky Compliance. The Issuers will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that neither the Issuers nor any of the Guarantors shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.
(h)    Clear Market. During the period from the date hereof through and including the date that is 60 days after the date hereof, the Issuers and each of the Guarantors will not, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Issuers or any of the Guarantors and having a tenor of more than one year.
(i)    Use of Proceeds. The Issuers will apply the net proceeds from the sale of the Securities as described in each of the Time of Sale Information and the Offering Memorandum under the heading “Use of Proceeds.”
(j)    Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Issuers and each of the Guarantors will, during any period in which the Issuers are not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.
(k)    DTC. The Partnership will assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through DTC.

(l)    No Resales by the Partnership. The Partnership will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Partnership or any of its affiliates and resold in a transaction registered under the Securities Act.
(m)    No Integration. Neither the Issuers nor any of its affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.
(n)    No General Solicitation or Directed Selling Efforts. None of the Issuers, the Guarantors or any of their respective affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engage in any directed selling efforts (within the meaning of Regulation S), and all such persons will comply with the offering restrictions requirement of Regulation S.
(o)    No Stabilization. Neither the Issuers nor any of the Guarantors will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.
5.    Certain Agreements of the Initial Purchasers. Each Initial Purchaser hereby represents and agrees that it has not and will not use, authorize use of, refer to or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Memorandum and the Offering Memorandum, (ii) a written communication that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Offering Memorandum or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared pursuant to Section 4(c) above (including any electronic road show), (iv) any written communication prepared by such Initial Purchaser and approved by the Partnership in advance in writing or (v) any written communication relating to or that contains the terms of the Securities and/or other information that was included (including through incorporation by reference) in the Preliminary Offering Memorandum or the Offering Memorandum.
6.    Conditions of Initial Purchasers’ Obligations. The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Issuers and each of the Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions:
(a)    Representations and Warranties. The representations and warranties of the Issuers and each of the Guarantors contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Issuers and each of the Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.
(b)    No Downgrade. Subsequent to the earlier of (i) the Time of Sale and (ii) the execution and delivery of this Agreement, (A) no downgrading shall have occurred in the rating accorded the Partnership or any of its subsidiaries, the Securities or any other debt securities or preferred stock issued or guaranteed by the Partnership or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined by the Commission for purposes of Section 3(a)(62) under the Exchange Act, and (B) no such organization shall have indicated that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Partnership or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).
(c)    No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(e) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.
(d)    Officers’ Certificate. The Representative shall have received on and as of the Closing Date a certificate of an executive officer of the Issuers and of each Guarantor who has specific knowledge of the Issuer’s or such Guarantor’s financial matters and is satisfactory to the Representative (i) confirming that such officers have carefully reviewed the Time of Sale Information and the Offering Memorandum and, to the best knowledge of each such officer, the representations set forth in Sections 3(a), 3(b) and 3(c) hereof are true and correct, (ii) confirming that the other representations and warranties of the Issuers and the Guarantors in this Agreement are true and correct and that the Issuers and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date, (iii) to the effect set forth in paragraphs (b) and (c) above and (iv) that, to the knowledge of each such officer, the statements of the Issuer or the Guarantor, as applicable, and their respective officers made in any certificates delivered pursuant to this Agreement are true and correct on and as of the Closing Date.
(e)    Comfort Letters. On the date of this Agreement and on the Closing Date, PricewaterhouseCoopers LLP shall have furnished to the Representative, at the request of the Partnership, letters, dated the respective dates of delivery thereof and addressed to the Representative on behalf of the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of the Partnership and its subsidiaries included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum; provided that the letter delivered on the date of this Agreement and the Closing Date shall use a “cut-off” date no more than three business days prior to such date.
(f)    Opinion and 10b-5 Statement of Counsel for the Partnership. The Representative shall have received the written opinion and 10b-5 statement, dated the Closing Date and addressed to the Initial Purchasers, from Vinson & Elkins L.L.P., counsel for the Partnership and the Guarantors, in substantially the form set forth as Exhibit A and in form and substance reasonably satisfactory to the Representative and counsel for the Initial Purchasers.
(g)    Opinion and 10b-5 Statement of Counsel for the Initial Purchasers. The Representative shall have received on and as of the Closing Date an opinion and 10b-5 statement of Simpson Thacher & Bartlett LLP, counsel for the Initial Purchasers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.
(h)    K&E Opinion for the Initial Purchasers. The Representative shall have received on and as of the Closing Date an opinion of Kirkland & Ellis LLP, Credit Agreement counsel for the Partnership, to the effect that none of the execution and delivery of, or the performance by the Issuers and the Guarantors of their respective obligations under, each of the Transaction Documents to which the Issuers or any Guarantor is a party, each in accordance with its terms, will result in a violation of, or result in the creation of any lien upon, or security interest in, any of the property or assets of the Issuers or the Guarantors pursuant to the terms of the Credit Agreement, except for any contravention, violation, breach or default or other event that could not reasonably be expected to have a Material Adverse Effect; provided that no opinion will be expressed with respect to breaches, violations, or defaults under any cross-default provisions, or with respect to any financial covenants or tests, under the Credit Agreement.
(i)    No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.
(j)    Good Standing. The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Issuers and the Guarantors in their respective jurisdictions of organization and their qualification and good standing in such other jurisdictions in which the conduct of the Partnership’s and its subsidiaries’ business or ownership or leasing of property or assets requires such qualification (such jurisdictions being set forth in Schedule 3 hereto opposite the name of each Guarantor), in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.
(k)    Indenture. The Issuers, the Guarantors and the Trustee shall have entered into the Indenture in form and substance reasonably satisfactory to the Representative, and the Representative shall have received a counterpart of the Indenture that shall have been executed and delivered by the Trustee and a duly authorized officer of the Issuers and each of the Guarantors.
(l)    DTC. The Securities shall be eligible for clearance and settlement through DTC.
(m)    Fourth Amendment to the Credit Agreement. Concurrently with or prior to the Closing Date, the Partnership, OMP Operating, Bighorn DevCo LLC and Panther DevCo LLC shall have entered into the Fourth Amendment to the Credit Agreement consistent in all material respects with the terms described in the Time of Sale Information and the Offering Memorandum and the Representative shall have received conformed counterparts thereof.
(n)    Transactions. Substantially concurrently with or prior to the Closing Date, the Acquisition shall have been consummated in a manner consistent in all material respects with the descriptions thereof in the Time of Sale Information and the Offering Memorandum.
(o)    Additional Documents. On or prior to the Closing Date, the Issuers and the Guarantors shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.
All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.
7.    Indemnification and Contribution.
(a)    Indemnification of the Initial Purchasers. The Issuers and each of the Guarantors jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates and agents who have, or who are alleged to have, participated in the distribution of Securities, directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such Initial Purchaser, and the successors and assigns of all the foregoing persons, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact included or incorporated by reference in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Partnership in writing by such Initial Purchaser through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in paragraph (b) below.

(b)    Indemnification of the Issuers. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless each Issuer, each of the Guarantors, each of their respective directors and officers and each person, if any, who controls the Issuers or any of the Guarantors (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Partnership in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following: the information included in the third paragraph, the third sentence of the seventh paragraph, the ninth paragraph, the tenth paragraph and the first, third, seventh, eighth and ninth sentences of the twelfth paragraph, respectively, under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Offering Memorandum.
(c)    Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonably incurred fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates, agents, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by the Representative and any such separate firm for the Issuers, the Guarantors, their respective directors and officers and any control persons of the Partnership and the Guarantors shall be designated in writing by the Partnership. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph (c), the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (1) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (2) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person (which shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.
(d)    Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Partnership from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or any Guarantor or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
(e)    Limitation on Liability. The Issuers, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.
(f)    Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.
8.    Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
9.    Termination. This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Partnership, if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, on or by any of The New York Stock Exchange, the Nasdaq Global Select Market or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Issuers or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred; (iv) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; (v) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum; or (vi) there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Time of Sale Information or the Offering Memorandum, any change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Partnership and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.
10.    Defaulting Initial Purchaser.
(a)    If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Partnership on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Partnership shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Partnership may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Partnership or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum or in any other document or arrangement, and the Partnership agrees to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.
(b)    If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Partnership as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Partnership shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.
(c)    If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the

Partnership as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Partnership shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Issuers or the Guarantors, except that the Issuers and each of the Guarantors will continue to be liable for the payment of expenses as set forth in Section 11 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.
(d)    Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Issuers, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.
11.    Payment of Expenses.
(a)    Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Issuers and each of the Guarantors jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any transfer fees or taxes payable in connection therewith; (ii) the costs incident to the preparation, printing of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Partnership’s and the Guarantors’ counsel and the independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; and (ix) all expenses incurred by the Issuers in connection with any “road show” presentation to potential investors (including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Partnership, travel and lodging expenses of the representatives and officers of the Partnership and any such consultants); provided that notwithstanding clause (ix) above, the Initial Purchasers shall pay one-half of the lease expenses associated with any airplane which is used in connection with such “road show” presentations.
(b)    If (i) this Agreement is terminated pursuant to clauses (ii) or (vi) of Section 9, (ii) the Issuers for any reason fail to tender the Securities for delivery to the Initial Purchasers or (iii)

the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, the Issuers and each of the Guarantors jointly and severally agrees to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.
12.    Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the affiliates, agents, officers and directors of each Initial Purchaser referred to in Section 7 hereof. Except as provided in Section 1(c) or to the extent any party may be entitled to indemnification pursuant to Section 7, nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.
13.    Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Issuers, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Issuers, the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Issuers, the Guarantors or the Initial Purchasers.
14.    Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended; (d) except where otherwise expressly provided, the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and (e) the term “written communication” has the meaning set forth in Rule 405 under the Securities Act.
15.    USA Patriot Act. The Issuers and each of the Guarantors acknowledges that, in accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Issuers, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.
16.    Waiver of Jury Trial. The Issuers, the Guarantors and each of the Initial Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
17.    Consent to Jurisdiction. The Issuers, the Guarantors and each Initial Purchaser hereby submits to the non-exclusive jurisdiction of any U.S. federal or state court located in the

Borough of Manhattan, the City and County of New York in any action, suit or proceeding arising out of or relating to or based upon this Agreement or any of the transactions contemplated hereby, and the Issuers, the Guarantors and each Initial Purchaser irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding in any such court arising out of or relating to this Agreement or the transactions contemplated hereby and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding has been brought in an inconvenient forum.
18.    Miscellaneous.
(a)    Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by Citigroup Global Markets Inc. on behalf of the Initial Purchasers, and any such action taken by Citigroup Global Markets Inc. shall be binding upon the Initial Purchasers.
(b)    Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representative c/o Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013 (fax: 646-291-1469); Attention: General Counsel. Notices to the Issuers and the Guarantors shall be given to them at 1001 Fannin Street, Suite 1500, Houston, Texas 77002, Attention: General Counsel (fax: (281) 404-9704).
(c)    Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.
(d)    Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
(e)    Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.
(f)    Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
(g)    Recognition of the U.S. Special Resolution Regimes.

(i) In the event that any Initial Purchaser that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Initial Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(ii) In the event that any Initial Purchaser that is a Covered Entity or a BHC Act Affiliate of such Initial Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Initial Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
As used in this Section 18(g):
“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Covered Entity” means any of the following:
(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

[Signature pages to follow]

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.
Very truly yours,
OASIS MIDSTREAM PARTNERS LP

By:     OMP GP LLC,
its general partner
    /s/ Richard N. Robuck
Name:     Richard N. Robuck
Title:     Senior Vice President and Chief Financial Officer

Signature Page to Purchase Agreement

OMP FINANCE CORP.

    /s/ Richard N. Robuck
Name:     Richard N. Robuck
Title:     Senior Vice President and Chief Financial Officer
OMP DEVCO HOLDINGS CORP.

    /s/ Richard N. Robuck
Name:     Richard N. Robuck
Title:     Senior Vice President and Chief Financial Officer

Signature Page to Purchase Agreement

BEARTOOTH DEVCO LLC
BOBCAT DEVCO LLC

By:     OMP Operating LLC,
its managing member
By:     Oasis Midstream Partners LP,
its sole member
By:     OMP GP LLC,
its general partner

    /s/ Richard N. Robuck
Name:     Richard N. Robuck
Title:     Senior Vice President and Chief Financial Officer
BIGHORN DEVCO LLC
PANTHER DEVCO LLC

By:     OMP Operating LLC,
its sole member
By:     Oasis Midstream Partners LP,
its sole member
By:     OMP GP LLC,
its general partner

    /s/ Richard N. Robuck
Name:     Richard N. Robuck
Title:     Senior Vice President and Chief Financial Officer

Signature Page to Purchase Agreement

OMP OPERATING LLC

By:     Oasis Midstream Partners LP,
its sole member
By:     OMP GP LLC,
its general partner

    /s/ Richard N. Robuck
Name:     Richard N. Robuck
Title:     Senior Vice President and Chief Financial Officer

Signature Page to Purchase Agreement

CITIGROUP GLOBAL MARKETS INC.
On behalf of itself an each of the several Initial Purchasers listed in Schedule l hereto.
By:     /s/ Mohammed S. Baabde
Name:     Mohammed S. Baabde
Title:     Managing Director

Signature Page to Purchase Agreement

Schedule 1

Initial Purchaser	Principal Amount
Citigroup Global Markets Inc.	$ 112,500,000
Wells Fargo Securities, LLC	53,100,000
J.P. Morgan Securities LLC	46,800,000
RBC Capital Markets, LLC	46,800,000
Mizuho Securities USA LLC	39,600,000
CIBC World Markets Corp.	24,750,000
Citizens Capital Markets, Inc.	24,750,000
Goldman Sachs & Co. LLC	19,800,000
Regions Securities LLC	17,550,000
Truist Securities, Inc.	17,550,000
BOK Financial Securities, Inc.	12,600,000
Comerica Securities, Inc.	12,600,000
Morgan Stanley & Co. LLC	12,600,000
Raymond James & Associates, Inc.	9,000,000
Total	$ 450,000,000

Schedule 2

Name of Subsidiary Guarantors	Jurisdiction of Organization
OMP Operating LLC	Delaware
OMP DevCo Holdings Corp.	Delaware
Beartooth DevCo LLC	Delaware
Bighorn DevCo LLC	Delaware
Bobcat DevCo LLC	Delaware
Panther DevCo LLC	Delaware

Schedule 3

Subsidiary	Jurisdiction of Organization	Foreign Qualifications
OMP DevCo Holdings Corp.	Delaware	None
OMP Finance Corp.	Delaware	None
OMP Operating LLC	Delaware	Montana, North Dakota and Texas
Beartooth DevCo LLC	Delaware	Montana, North Dakota and Texas
Bighorn DevCo LLC	Delaware	Montana, North Dakota and Texas
Bobcat DevCo LLC	Delaware	Montana, North Dakota and Texas
Panther DevCo LLC	Delaware	Texas

ANNEX A
Additional Time of Sale Information
1.    Term sheet containing the terms of the Securities, substantially in the form of Annex B.

Annex A-1

ANNEX B
Pricing Term Sheet
Annex B-1

Strictly Confidential
Pricing Supplement, dated March 26, 2021
to Preliminary Offering Memorandum, dated March 22, 2021

OASIS MIDSTREAM PARTNERS LP
OMP FINANCE CORP.
This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum, dated March 22, 2021 (the “Preliminary Offering Memorandum”). The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and updates and supersedes the information in the Preliminary Offering Memorandum to the extent it is inconsistent with the information in the Preliminary Offering Memorandum. Capitalized terms used in this Supplement but not defined herein have the meanings given to them in the Preliminary Offering Memorandum.
The notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered only to persons reasonably believed to be “qualified institutional buyers” under Rule 144A and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act. For further details, see “Notice to Investors” in the Preliminary Offering Memorandum.

Issuers:	Oasis Midstream Partners LP OMP Finance Corp.
Title of Securities:	8.000% Senior Notes due 2029
Aggregate Principal Amount:	$450,000,000
Ratings*:	B (S&P); B3 (Moody’s)
Gross Proceeds:	$450,000,000
Distribution:	Rule 144A/Regulation S without registration rights for life
Maturity Date:	April 1, 2029
Issue Price:	100% of face amount
Coupon:	8.000%
Yield to Maturity:	8.000%
Interest Payment Dates:	April 1 and October 1, beginning on October 1, 2021
Record Dates:	March 15 and September 15

Make-Whole Redemption	Make-whole redemption at Treasury Rate + 50 basis points prior to April 1, 2024
Optional Redemption:	On and after April 1, 2024, in whole or in part, at the prices set forth below (expressed as percentages of the principal amount), plus accrued and unpaid interest, if any, to the date of redemption, on April 1 of the years set forth below:
Date	Price
Annex B-2

2024	104.000%
2025	102.000%
2026 and thereafter	100.000%
Optional Redemption with Equity Proceeds:	In addition, prior to April 1, 2024, up to 40% at a redemption price equal to 108.000% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the date of redemption.
CUSIP / ISIN Numbers:	Rule 144A: 67421Q AA0 Regulation S: U65202 AA8
Denominations/Multiple:	$2,000 x 1,000
Trade Date:	March 26, 2021
Settlement:	March 30, 2021 (T+2)
Joint Book-Running Managers:
Citigroup Global Markets Inc.
Wells Fargo Securities, LLC

J.P. Morgan Securities LLC
RBC Capital Markets, LLC
Mizuho Securities USA LLC
CIBC Capital Markets Corp.
Citizens Capital Markets, Inc.
Goldman Sachs & Co.
Regions Securities LLC
Truist Securities, Inc.

Co-Managers:	BOK Financial Securities, Inc. Comerica Securities, Inc. Morgan Stanley & Co. LLC Raymond James & Associates, Inc.

*A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. Each rating should be evaluated independently of any other rating.

The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information (including financial information) in the Preliminary Offering Memorandum to the extent inconsistent with the Preliminary Offering Memorandum. This Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum and does not purport to be complete.
This Pricing Supplement is strictly confidential, has been prepared by the Issuers solely for use in connection with the proposed offering of the securities described in the Preliminary Offering Memorandum, is for your information only and is not intended to be used by
Annex B-3

anyone other than you. This information is personal to each offeree and does not constitute an offer to any other person or the public generally to subscribe for or otherwise acquire the securities.
This communication is not an offer to sell the securities and it is not a solicitation of an offer to buy the securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

Annex B-4

ANNEX C
Restrictions on Offers and Sales Outside the United States
In connection with offers and sales of the Securities outside the United States:
(a)    Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.
(b)    Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:
(i)    Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act (“Regulation S”) or Rule 144A or any other available exemption from registration under the Securities Act.
(ii)    None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.
(iii)    At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:
“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S.”
(iv)    Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Partnership.
Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.
Annex C-1

(c)    Each Initial Purchaser acknowledges that no action has been or will be taken by the Partnership that would permit a public offering of the Securities, or possession or distribution of any of the Time of Sale Information, the Offering Memorandum, any Issuer Written Communication or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.

Annex C-2

Exhibit A
Form of Company Counsel Opinion
Exhibit A-1

[●], 2021

Citigroup Global Markets Inc.
As Representative of the several
Initial Purchasers named in Schedule 1 to the Purchase Agreement

c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Re:    Offering of [●]% Senior Notes due 2029
Ladies and Gentlemen:
This letter is provided to you pursuant to Section 6(f) of the Purchase Agreement dated March [25], 2021 (the “Purchase Agreement”) by and among Oasis Midstream Partners LP, a Delaware limited partnership (the “Partnership”), OMP Finance Corp., a Delaware corporation (“Finance Corp.” and, together with the Partnership, the “Issuers”), OMP DevCo Holdings Corp., a Delaware corporation (“DevCo Holdings”), OMP Operating LLC, a Delaware limited liability company (“OMP Operating”), Beartooth DevCo LLC, a Delaware limited liability company (“Beartooth DevCo”), Bighorn DevCo LLC, a Delaware limited liability company (“Bighorn DevCo”), Bobcat DevCo LLC, a Delaware limited liability company (“Bobcat DevCo”) and Panther DevCo LLC, a Delaware limited liability company (“Panther DevCo” and, together with DevCo Holdings, OMP Operating, Beartooth DevCo, Bighorn DevCo, Bobcat DevCo and Panther DevCo, the “Guarantors”; the Guarantors together with the Issuers, the “Oasis Midstream Entities”), and Citigroup Global Markets Inc. (the “Representative”), as representative of the initial purchasers set forth on Schedule 1 thereto (the “Initial Purchasers”), pursuant to which the Issuers have agreed to sell to the Initial Purchasers and the Initial Purchasers have agreed to purchase from the Issuers $[450,000,000] in aggregate principal amount of the Issuers’ [●]% Senior Notes due 2029 (the “Notes” and, together with the related guarantees by each of the Guarantors, the “Securities”) on the terms specified in the Purchase Agreement. The Notes will be issued under that certain indenture (the “Indenture” and, together with the Purchase Agreement and the Securities the “Transaction Documents”) dated as of the date hereof

Vinson & Elkins LLP Attorneys at Law Austin Dallas Dubai Houston London New York Los Angeles Richmond Riyadh San Francisco Tokyo Washington	1001 Fannin Street, Suite 2500 Houston, TX 77002-6760 Tel +1.713.758.2222 Fax +1.713.758.2346 velaw.com

[●], 2021 Page 3

among the Issuers, the Guarantors and Regions Bank, as trustee (the “Trustee”). Each capitalized term used but not otherwise defined herein shall have the meaning assigned to such term in the Purchase Agreement.
We have acted as counsel to the Partnership in connection with the offer and sale by the Issuers and the Guarantors of the Securities. In such capacity, we have examined copies of:
1.    the Preliminary Offering Memorandum, dated March 22, 2021 (including the documents incorporated by reference therein (collectively, the “Incorporated Documents”));
2.    the Pricing Term Sheet, dated March [25], 2021, in the form attached to the Purchase Agreement as Annex B (together with the Preliminary Offering Memorandum, the “Time of Sale Information”);
3.    the Final Offering Memorandum, dated March [25], 2021 (the “Final Offering Memorandum”);
4.    the Purchase Agreement;
5.    the Indenture;
6.    each global certificate representing the Notes;
7.    a copy of the Certificate of Limited Partnership of the Partnership, as filed with the Secretary of State of the State of Delaware on June 26, 2014 (the “Partnership Certificate”), and a copy of the Certificates of Amendment to the Partnership Certificate, as filed with the Secretary of State of the State of Delaware on August 31, 2015, September 2, 2015 and April 6, 2017, each certified as of a recent date, and a copy, certified by the Corporate Secretary of OMP GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), to be a true copy, of the Amended and Restated Agreement of Limited Partnership of the Partnership, dated September 25, 2017 (the “Partnership Agreement”);
8.    a copy of the Certificate of Formation of the General Partner, as filed with the Secretary of State of the State of Delaware on June 25, 2014 (the “GP Certificate”), and a copy of the Certificates of Amendment to the GP Certificate, as filed with the Secretary of State of the State of Delaware on August 31, 2015, September 2, 2015 and April 6, 2017, each certified as of a recent date, and a copy, certified by the Corporate Secretary of the General Partner to be a true copy, of the Amended and Restated Limited Liability Company Agreement of the General Partner, dated as of May 22, 2017 (the “GP LLC Agreement”);

[●], 2021 Page 4

9.    a copy of the certificate of incorporation of Finance Corp., as filed with the Secretary of State of the State of Delaware, and certified as of a recent date;
10.    a copy of the bylaws of Finance Corp. (together with the certificate of incorporation of Finance Corp., the “Finance Corp. Organizational Documents”), certified by the Corporate Secretary of the General Partner to be a true copy thereof;
11.    a copy of the certificate of incorporation of DevCo Holdings, as filed with the Secretary of State of the State of Delaware, and certified as of a recent date;
12.    a copy of the bylaws of DevCo Holdings (together with the certificate of incorporation of DevCo Holdings, the “DevCo Holdings Organizational Documents”), certified by the Corporate Secretary of the General Partner to be a true copy thereof;
13.     a copy of the Certificate of Formation of OMP Operating, as filed with the Secretary of State of the State of Delaware on May 8, 2017 (the “OMP Operating Certificate”), and a copy of the Certificate of Amendment to the OMP Operating Certificate, as filed with the Secretary of State of the State of Delaware on May 12, 2017, each certified as of a recent date, and a copy, certified by Corporate Secretary of the General Partner to be a true copy, of the Limited Liability Company Agreement of OMP Operating, dated May 8, 2017 (the “OMP Operating LLC Agreement”);
14.    a copy of the Certificate of Formation of Bighorn DevCo, as filed with the Secretary of State of the State of Delaware on May 8, 2017, certified as of a recent date, and a copy, certified by the Corporate Secretary of the General Partner to be a true copy, of the Amended and Restated Limited Liability Company Agreement of Bighorn DevCo, dated September 25, 2017 (the “Bighorn DevCo LLC Agreement”);
15.    a copy of the Certificate of Formation of Bobcat DevCo, as filed with the Secretary of State of the State of Delaware on May 8, 2017, certified as of a recent date, and copies, certified by the Corporate Secretary of the General Partner to be true copies, of the Amended and Restated Limited Liability Company Agreement of Bobcat DevCo, dated September 25, 2017, and the Amendment No. 1 thereto dated as of November 7, 2017 (the “Bobcat DevCo LLC Agreement”);
16.    a copy of the Certificate of Formation of Beartooth DevCo, as filed with the Secretary of State of the State of Delaware on May 8, 2017, certified as of a recent date, and copies, certified by the Corporate Secretary of the General Partner to be true copies, of the Amended and Restated Limited Liability Company Agreement of Beartooth DevCo, dated September 25, 2017, and the Amendment No. 1 thereto dated as of November 7, 2017 (the “Beartooth DevCo LLC Agreement”);

[●], 2021 Page 5

17.    a copy of the Certificate of Formation of Panther DevCo, as filed with the Secretary of State of the State of Delaware on May 9, 2019, certified as of a recent date, and copies, certified by the Corporate Secretary of the General Partner to be true copies, of the Limited Liability Company Agreement of Panther DevCo, dated May 9, 2019 (the “Panther DevCo LLC Agreement” and, together with the Bighorn DevCo LLC Agreement, the Bobcat DevCo LLC Agreement and the Panther DevCo LLC Agreement, the “Development Company LLC Agreements”); and
18.    copies of resolutions duly adopted by the boards of directors of the General Partner and Finance Corp., the pricing committees of the General Partner and Finance Corp. and the unanimous written consents of the Guarantors, each as certified as of the date hereof by the Corporate Secretary of the General Partner to be true copies.
In addition, we have made such other investigations and examined such other documents as we deemed necessary as a basis for the opinions and other statements hereinafter expressed.
In rendering the opinions and other statements expressed below, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies. As to facts material to our opinion, we have relied, to the extent we deem such reliance proper, upon certificates of public officials and officers or other representatives of the Oasis Midstream Entities. We have also assumed, without any independent inquiry or investigation, the truth and accuracy of the representations and warranties of the Oasis Midstream Entities and the Initial Purchasers included in the Purchase Agreement, insofar as such representations and warranties are as to factual matters.
Based on the foregoing and subject to the limitations and qualifications set forth below, we are of the opinion that:
(a)    Each of the Oasis Midstream Entities and the General Partner is validly existing and in good standing under the laws of the State of Delaware, with all corporate, limited liability company or limited partnership, as the case may be, power and authority necessary to own or hold its properties and conduct its business, and in the case of the General Partner, to serve as the general partner of the Partnership, as described in each of the Time of Sale Information and the Final Offering Memorandum.
(b)    Each of the Oasis Midstream Entities and the General Partner is duly qualified to do business as a foreign corporation, limited liability company or limited partnership, as applicable, in good standing in all jurisdictions listed on Annex A hereto.
(c)    The General Partner is the sole general partner of the Partnership, with a non-economic general partner interest in the Partnership; such general partner interest has been duly authorized and

[●], 2021 Page 6

validly issued in accordance with the Partnership Agreement, is fully paid (to the extent required under the Partnership Agreement) and conforms in all material respects to the description thereof contained in the Time of Sale Information and the Final Offering Memorandum; and the General Partner owns such general partner interest free and clear of all liens (1) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Delaware Secretary of State, (2) liens created or arising under, or otherwise permitted under, the Revolving Credit Agreement, dated as of September 25, 2017, as amended through the date hereof, by and among the Partnership, OMP Operating, and the lenders party thereto or (3) otherwise known to us, without independent investigation, other than any (A) restrictions on transferability contained in the Partnership Agreement or as described in the Time of Sale Information and the Final Offering Memorandum and (B) liens created by or arising under the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”).
(d)    The Purchase Agreement has been duly authorized, executed and delivered by the Oasis Midstream Entities, as applicable.
(e)    The Indenture has been duly authorized, executed and delivered by each of the Oasis Midstream Entities and, assuming due execution and delivery thereof by the Trustee, constitutes the valid and legally binding agreement of each of the Oasis Midstream Entities, enforceable against each of the Oasis Midstream Entities in accordance with its terms, subject to the Enforceability Exceptions (as defined below).
(f)    The Notes have been duly authorized, executed and delivered by the Issuers and, when each global certificate representing the Notes has been duly executed and authenticated as provided in the Indenture and the Notes have been paid for as provided in the Purchase Agreement, will constitute valid and legally binding obligations of the Issuers, enforceable against the Issuers in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.
(g)    The Guarantees have been duly authorized by each of the Guarantors and, when each global certificate representing the Notes has been duly executed and authenticated as provided in the Indenture and the Notes have been paid for as provided in the Purchase Agreement, will constitute valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.
(h)    The statements under the caption “Description of Notes” in the Time of Sale Information and the Final Offering Memorandum, insofar as such statements purport to summarize the Indenture and the Securities, fairly summarize the Indenture and the Notes in all material respects.

[●], 2021 Page 7

(i)    The execution, delivery and performance by each of the Oasis Midstream Entities of each of the Transaction Documents to which it is a party, and the issuance and sale of the Securities by the Issuer and the Guarantors to the Initial Purchasers pursuant to the Purchase Agreement do not, as of the date hereof (A) result in any violation of the provisions of the certificate of formation or limited partnership agreement or similar organizational documents of the Oasis Midstream Entities or (B) result in any violation of any Applicable Laws (as defined below) or, to our knowledge, any judgment, order, decree, rule or regulation of any United States federal, New York or Delaware state court or arbitrator or governmental or regulatory authority, except, in the case of clauses (A) and (B) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect. With respect to clause (B) above, we express no opinion as to any federal or state securities or Blue Sky laws or federal or state antifraud laws, rules or regulations.
(j)    No consent, approval, authorization or order of, or qualification or filing (“consent”) of or with any United States federal, New York or Delaware state court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by each of the Oasis Midstream Entities of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated by the Transaction Documents, except (A) such as have been, or prior to the date hereof, will be, obtained or made, (B) for such consents as may be required under applicable federal or state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers, as to which we express no opinion, (C) for such consents which, if not obtained or made, would not reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Oasis Midstream Entities to consummate the transactions contemplated by the Transaction Documents and (D) filings with the Securities and Exchange Commission (the “Commission”) that may be required in the performance of the Issuers’ obligations under Section 4 of the Purchase Agreement. With respect this paragraph (j), we express no opinion as to any federal or state securities or Blue Sky laws or federal or state antifraud laws, rules or regulations.
(k)    The statements included in each of the Time of Sale Information and the Final Offering Memorandum under the caption “Certain U.S. Federal Income Tax Considerations,” insofar as they refer to statements of law or legal conclusions, accurately summarize the matters referred to therein in all material respects, subject to the qualifications, assumptions and limitations set forth therein.
(l)    None of the Oasis Midstream Entities is now and, after giving effect to the offering and sale of the Securities pursuant to the Purchase Agreement and the application of proceeds therefrom as described in each of the Time of Sale Information and the Final Offering Memorandum, none of the Oasis Midstream Entities will be, an “investment company” within the meaning of said term as used in the Investment Company Act of 1940, as amended.

[●], 2021 Page 8

The opinions set forth above are subject in all respects to the following:
(i)    In rendering the opinions expressed in (a) and (b) above as to the due qualification and good standing of the Oasis Midstream Entities and the General Partner, we have based our opinions solely on certificates of foreign qualification or registration for each such entity provided by the Secretary of State of the states listed on Annex A hereto.
(ii)    In rendering the opinions expressed in paragraphs (e), (f) and (g), we express no opinion as to the enforceability of any provision of the Indenture or the Notes to the extent relating to: (a) any failure to comply with requirements concerning notices, relating to delay or omission to enforce rights or remedies or purporting to waive or affect rights, claims, defenses, the application of any provision of law or other benefits to the extent that any of the same cannot be waived or so affected under applicable law; (b) indemnities or exculpation from liability to the extent prohibited by federal or state laws and the public policies underlying those laws; (c) requirements that all amendments, waivers and terminations be in writing or the disregard of any course of dealing between the parties; (d) default interest, liquidated damages and other possible penalty provisions; (e) the avoidance of the effect of any fraudulent transfer, fraudulent conveyance laws or similar provisions of applicable law by limiting the amount of a Guarantor’s obligation under the Indenture or the Guarantees; or (f) applicable bankruptcy, insolvency, moratorium, fraudulent transfer or similar laws affecting the enforcement of creditors’ rights generally and equitable principles and implied covenants of good faith and fair dealing relating to enforceability (clauses (a) through (f) collectively, the “Enforceability Exceptions”) In addition, the enforceability of the indemnification provisions contained in the Indenture may be limited by applicable law or public policy.
(iii)    The foregoing opinions are limited to matters involving the federal laws of the United States of America, the DGCL, the Delaware LLC Act, the Delaware LP Act and, as applicable, the laws of the State of New York (collectively, the “Applicable Laws”).
In addition, we have participated in conferences with representatives of the Oasis Midstream Entities, their independent registered public accountants and with the Initial Purchasers and their counsel at which conferences the contents of the Time of Sale Information and the Final Offering Memorandum (in each case, excluding the Incorporated Documents) and related matters were discussed. Although we have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements included in the Time of Sale Information and the Final Offering Memorandum (except as and to the extent expressly set forth in paragraphs (h) and (k) above), based on the participation described above (relying as to factual matters with respect to the determination of materiality to the extent we deem reasonable upon statements of fact made to us by the

[●], 2021 Page 9

Oasis Midstream Entities), no facts have come to our attention that have led us to believe that (i) the Time of Sale Information, as of [●]: [●] [p.][a.]m., New York time, on March [25], 2021, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) that the Final Offering Memorandum (including the Incorporated Documents incorporated or deemed incorporated by reference therein), as of its date and as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that we express no statement or belief with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon (and any other financial or accounting data derived therefrom) and (ii) representations and warranties and other statements of fact included in the exhibits to the Incorporated Documents, in each case included or information contained in, incorporated or deemed incorporated by reference in, or excluded from, the Time of Sale Information or the Final Offering Memorandum.
We express no opinion as to any matter other than as expressly set forth above, and no opinion on any other matter may be inferred or implied herefrom. The opinions and other statements expressed herein are given as of the date hereof, and we undertake no, and hereby disclaim any, obligation to advise you of any change in any matter set forth herein.
This letter is delivered at the request of the Partnership to the Representative for the benefit of the Initial Purchasers in connection with the purchase by them of the Notes pursuant to the Purchase Agreement as described above in this letter and, except as provided herein, may not be furnished to or relied upon by any other person or for any other purpose without our prior written consent. The Trustee may rely upon the opinions expressed in paragraphs (a), (b), (e), (f) and (g) above as if this letter were addressed to it.
Very truly yours,
V&E DRAFT 3-24-21
Vinson & Elkins L.L.P.

[●], 2021 Page 10

Annex A

Entity	Jurisdiction of Formation	Foreign Qualifications
Oasis Midstream Partners LP	Delaware	Montana, North Dakota and Texas
OMP GP LLC	Delaware	Montana, North Dakota and Texas
OMP Operating LLC	Delaware	Montana, North Dakota and Texas
Bighorn DevCo LLC	Delaware	Montana, North Dakota and Texas
Bobcat DevCo LLC	Delaware	Montana, North Dakota and Texas
Beartooth DevCo LLC	Delaware	Montana, North Dakota and Texas
Panther DevCo LLC	Delaware	Texas
OMP Finance Corp.	Delaware	—
OMP DevCo Holdings Corp.	Delaware	—